Note 23 - Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
23.	Subsequent Events

On January 29, 2015 and March 31, 2015, agreements were consummated for the sale and leaseback of M/T Stenaweco Energy and M/T Stenaweco Evolution respectively. The sale and leaseback agreements were entered into with a non-related party and generated gross proceeds of $57,000. The vessels have been chartered back on a bareboat basis for 7 years at a bareboat hire of $8,586 per day and $8,625 per day respectively. In addition, the Company has the option to buy back each vessel from the end of year 3 up to the end of year 7 at a purchase price depending on when the option is exercised. Indicatively, if the option is exercised at the end of year 3, the purchase price of either one of the vessels will be $25,850. The Company will treat the sale and leaseback of the abovementioned vessels as an operating lease.

On January 2, 2015, the Company entered into an unsecured credit facility with Atlantis Ventures Ltd, a related party ultimately controlled by our Chief Executive Officer, for $2,250 that was used to pay the penultimate shipyard installment for Hull No S407 (subsequently renamed to M/T Stenaweco Evolution). The Company had undertaken to repay the loan within 12 months of its receipt. The drawdown of the loan took place on January 5, 2015 and was repaid on January 30, 2015. The loan bears interest at a rate of 8% per annum, with the first six months being interest-free.